UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2019 (July 10, 2019)

1847 Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware	333-193821	38-3922937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21th Floor

New York, NY 10022

(Address of principal executive offices)

(212) 521-4052

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 3, 2019, 1847 Trendz Inc. (“1847 Trendz”), a subsidiary of 1847 Holdings LLC (the “Registrant”), entered into a Membership Interest and Stock Purchase Agreement, dated May 31, 2019 (the “Purchase Agreement”), with Rheema Khan (the “Seller”) pursuant to which 1847 Trendz agreed to acquire all of the membership interests of: (i) 999TRENDZ LLC, a Delaware limited liability company (“999TRENDZ”); (ii) Trendz Beauty Brands AZ Inc., Trendz Beauty Atlanta Inc., Trendz Beauty Houston Inc., Trendz Beauty Dallas Inc., Trendz Beauty of NJ Inc., Trendz Beauty West., Trendz Beauty East., Trendz Beauty Midwest., Trendz Beauty Springol Inc., Chique Cosmetics International, and D&D Beauty Care Company (collectively, the “Operating Companies”); and (iii) Eclatant Beaute, Inc., Floraison Beaute Inc., and Kreative Beaute Inc. (collectively, the “Holding Companies,” and, together with 999TRENDZ and the Operating Companies, the “Company”).

Under the Purchase Agreement, 1847 Trendz agreed to acquire all of the issued and outstanding equity interests in the Company for an aggregate purchase price of $24.4 million (subject to the purchase price adjustments set forth in the Purchase Agreement), consisting of (i) $11 million in cash, (ii) a 6% subordinated promissory note in the principal amount of $4.3 million; (iii) a 6% amortizing subordinated promissory note in the principal amount of $4.3 million; and (iv) 6% a contingent subordinated promissory note in the principal amount of $4.8 million. Other information regarding the terms and conditions of the Purchase Agreement was provided in the above-referenced Form 8-K.

There is no material relationship between the Registrant, 1847 Trendz, or any of their affiliates, on the one hand, and the Seller or the Company, on the other hand, other than in respect of the material definitive agreement.

Effective July 10, 2019, the Purchase Agreement was terminated pursuant to the letter attached hereto as Exhibit 99.1, in accordance with the provisions of Article VIII of the Purchase Agreement. The termination did not trigger any early termination penalty under the Purchase Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
99.1	Termination Letter, dated July 10, 2019

2

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1847 HOLDINGS LLC

Date: July 16, 2019	By:	/s/ Ellery W. Roberts
	Name:	Ellery W. Roberts
	Title:	Chief Executive Officer

3